UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2024

Mirum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38981	83-1281555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Tower Lane, Suite 1050 Suite 300
Foster City, California		94404
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 667-4085

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MIRM	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 31, 2024, Mirum Pharmaceuticals, Inc. (the “Company”) announced that the European Committee for Medicinal Products for Human Use (“CHMP”) has adopted a positive opinion of LIVMARLI® (maralixibat) oral solution (“LIVMARLI”) for the treatment of Progressive Familial Intrahepatic Cholestasis (“PFIC”) in patients three months of age and older. The CHMP also concluded that LIVMARLI in PFIC brings significant clinical benefit based on improved efficacy and a major contribution to patient care compared to the already-approved treatment for PFIC. The CHMP positive opinion is the scientific recommendation to the European Commission for marketing authorization in Europe.

In addition, the Committee for Orphan Medicinal Products (“COMP”), has also recommended maintenance of Orphan Drug Designation for LIVMARLI in PFIC. A decision regarding the European Commission’s endorsement of the CHMP and COMP positive opinions is expected in the third quarter of 2024.

Forward Looking Statements

Certain statements contained in this report are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements regarding the anticipated timing of the decision regarding the European Commission’s endorsement of the CHMP and COMP positive opinions. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with obtaining regulatory approvals for pharmaceutical product candidates, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mirum Pharmaceuticals, Inc.

Date: May 31, 2024	By:	/s/ Christopher Peetz
Christopher Peetz
Chief Executive Officer